                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of report (Date of earliest event reported): January 9, 2007
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                                   NUCO2 INC.
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               (Exact Name of Registrant as Specified in Charter)

          Florida                       0-27378                  65-0180800
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(State or Other Jurisdiction         (Commission                (IRS Employer
     of Incorporation)               File Number)            Identification No.)

2800 S.E. Market Place, Stuart, Florida                                 34997
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(Address of Principal Executive Offices)                              (Zip Code)

       Registrant's telephone number, including area code: (772) 221-1754
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                                       N/A
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          (Former Name or Former Address, if Changed Since Last Report)

      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

      |_| Written communications pursuant to Rule 425 under the Securities Act
(17 CFR 230.425)

      |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
CFR 240.14a-12)

      |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the
Exchange Act (17 CFR 240.14d-2(b))

      |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the
Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02   DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS;
            APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF
            CERTAIN OFFICERS.

      (b)   Effective February 4, 2007, John E. Wilson's employment as Chief
Customer Officer and Executive Vice President of NuCO2 Inc. (the "Company") will end. The Company has agreed to retain Mr. Wilson as a consultant to the Company for a period of one year at a cost of $36,000.

      The Company's press release dated January 9, 2007 announcing the end of
Mr. Wilson's employment is filed as Exhibit 99.1 to this Current Report on Form
8-K.

ITEM 7.01   REGULATION FD DISCLOSURE.

      On January 9, 2007, the Company issued a press release announcing certain information, including an investor call to be held on January 10, 2007. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form
8-K.

      The information set forth under this Item 7.01 of this Current Report on
Form 8-K, including the corresponding portion of the exhibit attached hereto, is being furnished and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of such section. Such information in this
Current Report on Form 8-K, including such portion of the exhibit, shall not be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any incorporation by reference language in any such filing. Such disclosure in this Current Report on Form 8-K will not be deemed an admission as to the materiality of any information in this
Current Report on Form 8-K that is required to be disclosed solely by Regulation
FD.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

(d)   Exhibits

      Exhibit No.           Description
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      99.1                  Press release dated January 9, 2007.

                                   SIGNATURES
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      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                 NUCO2 INC.

Date:    January 9, 2007                         By: /s/ Eric M. Wechsler
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                                                     Eric M. Wechsler,
                                                     General Counsel